UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): February 25, 2019

GENERATION ALPHA, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53635	20-8609439
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

853 Sandhill Avenue, Carson, California 90746

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (888) 998-8881

Copy of correspondence to:

Marc J. Ross, Esq.

James M. Turner, Esq.

Sichenzia Ross Ference LLP

1185 Avenue of the Americas, 37th Floor

New York, New York 10036

Tel: (212) 930-9700 Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement.

Item 3.02 Unregistered Sales of Equity Securities.

On February 25, 2019, Generation Alpha, Inc. (the “Company”) entered into an amendment agreement (the “Amendment”) with YA II PN, Ltd. (“YA II”), which amended (i) the secured promissory note in the principal face amount of $1.5 million issued on May 10, 2018 (the “Note”), (ii) a warrant, dated May 10, 2018 for 1,000,000 shares of the Company’s common stock at an exercise price of $1.50 (“Warrant #1”), (iii) a warrant, dated May 10, 2018 for 2,250,000 shares of the Company’s common stock at an exercise price of $1.50 (“Warrant #2”), (iv) a warrant, dated May 10, 2018 for 2,250,000 shares of the Company’s common stock at an exercise price of $1.50 (“Warrant #3”), and (v) a warrant, dated May 10, 2018 for 2,000,000 shares of the Company’s common stock at an exercise price of $1.50 (“Warrant #4”, and together with Warrant #1, Warrant #2 and Warrant #3, the “Warrants”).

Pursuant to the Amendment, the Note was amended to (i) extend the maturity date of the Note from February 9, 2019 to August 9, 2019 and (ii) provide a conversion right, in which the principal amount of the Note, together with any accrued but unpaid interest, could be converted into the Company’s common stock at a conversion price of $0.50 a share. The Note was not convertible previously.

In addition, pursuant to the Amendment, the Warrants were amended to (i) reduce the exercise price from $1.50 per share to $0.50, $0.75, $1.00 and $1.25 per share for Warrant #1, Warrant #2, Warrant #3 and Warrant #4, respectively, and (ii) remove in Warrant #2, Warrant #3 and Warrant #4, the Company’s right of redemption and right to compel exercise of such Warrants.

The foregoing description of the terms of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Amendment, which is filed herewith as Exhibit 10.01 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.01	Amendment Agreement, dated February 25, 2019, by and between Generation Alpha, Inc. and YA II PN, Ltd.

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SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GENERATION ALPHA, INC.

Date: February 26, 2019	By:	/s/ TIFFANY DAVIS
Tiffany Davis
Chief Operating Officer

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